UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 19, 2007

EAGLE EXPLORATION COMPANY

(Exact name of registrant as specified in its charter)

COLORADO	0-9458	84-0804143
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1801 Broadway, Suite 1010

Denver, Colorado 80202

(Address of principal executive offices and Zip Code)

(303) 296-3677

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

The board of directors of Eagle Exploration Company (the “Company”) approved a change in its registered independent accounting firm to audit its financial statements. The Company dismissed Ehrhardt Keefe Steiner & Hottman PC on March 19, 2007 and appointed Comiskey & Company, P.C., Denver, Colorado, to serve as its registered independent accounting firm effective March 19, 2007. The change was made to attempt to lower costs and to take advantage of working with a smaller firm.

There were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Ehrhardt Keefe Steiner & Hottman PC at any time during the Company’s most recent two fiscal years and through March 19, 2007 regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that if not resolved to the satisfaction of Ehrhardt Keefe Steiner & Hottman PC would have caused it to make reference to such disagreements in its reports.

The reports of Ehrhardt Keefe Steiner & Hottman PC on the Company’s financial statements for the years March 31, 2005 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not modified as to audit scope or accounting principles. There are no other “reportable events” (as such term is defined in Item 304(a)(1)(v)(A) through (E) of Regulation S-K and its related instructions) in context of the Company’s relationship with Ehrhardt Keefe Steiner & Hottman PC during the relevant periods.

During each of the two most recent fiscal years and through March 19, 2007, neither the Company nor anyone on its behalf consulted with Comiskey & Company, P.C., Denver, Colorado with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the type of audit opinion that might be rendered on the Company’s financial statements, the application of accounting principles applied to a specified transaction or any matter that was the subject of a disagreement or a “reportable event” as defined in Item 304(a)(1) of Regulation S-K and its related instructions.

Ehrhardt Keefe Steiner & Hottman PC has reviewed the disclosures contained in this Form 8-K report. Ehrhardt Keefe Steiner & Hottman PC has furnished the Company with a letter addressed to the Securities and Exchange Commission, a copy of which is attached as Exhibit 16.1, in accordance with Item 304(a)(3) of Regulation S-K, indicating that it agrees with the above disclosure or providing any new information, clarifying the Company’s disclosures herein, or stating any reason why Ehrhardt Keefe Steiner & Hottman PC does not agree with any statements made by the Company in this report.

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ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

9.01(d)	Index to Exhibits

Exhibit No.	Description
16.1	Letter from Ehrhardt Keefe Steiner & Hottman PC registered independent public accountants, to the Securities and Exchange Commission dated March 19, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 19th day of March, 2007.

EAGLE EXPLORATION COMPANY

By:	/s/ Raymond N. Joeckel

Raymond N. Joeckel
President, Principal Executive Officer

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